PROSPECTUS


TEMPLETON INSTITUTIONAL FUNDS, INC.

INVESTMENT STRATEGY
GLOBAL GROWTH

May 1, 1999

Growth Series
Foreign Equity Series Primary Shares
Emerging Markets Series
Emerging Fixed Income Markets Series

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE


PAGE



                                    CONTENTS

                                    THE FUND
-------------------------------------------------------------------------------
[BEGIN CALLOUT]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[END CALLOUT]

                             2      Growth Series
                            12      Foreign Equity Series
                            22      Emerging Markets Series
                            32      Emerging Fixed Income Markets Series
                            43      Distribution and Taxes;

                                    Year 2000 Problem

                                    YOUR ACCOUNT
-------------------------------------------------------------------------------
[BEGIN CALLOUT]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES
[END CALLOUT]

                            45      Qualified Investors
                            47      Buying Shares
                            49      Investor Services
                            51      Selling Shares
                            53      Account Policies
                            55      Questions

                                    FOR MORE INFORMATION
-------------------------------------------------------------------------------

[BEGIN CALLOUT]
WHERE TO LEARN MORE ABOUT EACH FUND
[END CALLOUT]

                           Back Cover

PAGE


GROWTH SERIES

[INSERT GRAPHIC OF BULLSEYE AND ARROWS]  GOAL AND STRATEGIES

GOAL The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest primarily in the equity securities of companies located anywhere in the world, including emerging markets. The fund normally will invest at least 65% of total assets in at least three different nations.

[BEGIN CALLOUT]
The fund invests primarily in a globally diversified portfolio of equity securities.
[END CALLOUT]

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The fund may invest a portion of its assets in smaller companies. For this fund, smaller company stocks are generally those with market capitalizations of less than $1 billion. The fund also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The fund may enter into forward foreign currency contracts and may buy and sell (write) put and call options on foreign currencies. For hedging purposes, the fund may buy and sell financial futures contracts, stock index futures contracts and foreign currency futures contracts and options on these futures contracts.

Depending upon current market conditions, the fund generally may invest up to 35% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures.

The Templeton investment philosophy is "bottom-up", value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in global equity securities.


PAGE


[INSERT GRAPHIC OF CHART WITH LINES GOING UP AND DOWN] MAIN RISKS

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies.

[BEGIN CALLOUT]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[END CALLOUT]

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in Depositary Receipts also involve some or all of the following risks.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

DEVELOPING OR EMERGING MARKETS. The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks, include:

o Political and social uncertainty (for example, regional conflicts and risk of war)

o    Currency exchange rate volatility


PAGE




o    Pervasiveness of corruption and crime

o    Delays in settling portfolio transactions

o    Risk of loss arising out of systems of share registration and custody

o Involves markets that are comparatively smaller and less liquid than developed markets. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

o Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States

o    Currency and capital controls

ALL OF THESE FACTORS MAKE DEVELOPING MARKET EQUITY SECURITIES' PRICES GENERALLY MORE VOLATILE THAN SECURITIES ISSUED IN DEVELOPED MARKETS.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

SMALLER  COMPANIES  Historically,  smaller  company  securities  have  been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, small companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

ILLIQUID SECURITIES The fund may not invest more than 10% of its total assets in securities which are not publicly traded or which cannot be readily resold because of legal or contractual restrictions, or which are not otherwise readily marketable (including repurchase agreements having more than seven days remaining to maturity).

INTEREST RATE When interest rates rise, debt security prices fall. When interest rates fall, debt security prices go up. Generally, interest rates rise during times of inflation or a growing economy, and fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

DERIVATIVE SECURITIES Forward foreign currency contracts, futures contracts, options on these contracts and options on foreign currencies are considered derivative investments, since their value depends on the value of the underlying asset to be purchased or sold. The fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the fund enters into these transactions, their success will depend on the manager's ability to predict market movements.

[BEGIN CALLOUT]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[END CALLOUT]

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 8 for more information.

More detailed information about the fund, its policies, including temporary investments, and risks can be found in the fund's Statement of Additional Information (SAI).


PAGE


[INSERT GRAPHIC OF BULL AND A BEAR] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 5 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS/1/


[INSERT BAR GRAPH]

-1.32%    17.59%    22.57%    12.27%    2.98%
  94        95        96        97       98
                 YEAR


[BEGIN CALLOUT]
BEST QUARTER:
Q4  '98  18.07%

WORT QUARTER:
Q3  '98  -18.24%
[END CALLOUT]


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                               SINCE
                                                             INCEPTION
                                     1 YEAR     5 YEARS      (5/3/93)
---------------------------------------------------------------------------
  Growth Series                       2.98%     10.46%        12.76%
   MSCIWorld Index/2/                24.80%     16.19%      15.74%

1. As of March 31, 1999, the fund's year-to-date return was 0.76%.

2. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1500 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.




PAGE


[INSERT GRAPHIC OF PERCENTAGE SIGN]  FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

  Maximum sales charge (load) imposed on purchases          None
  Exchange fee/1/                                           $5.00

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------
  Management fees/2/                                  0.70%
  Other expenses                                      0.19%
                                                    --------
  Total annual fund operating expenses/2/             0.89%
                                                    ========

1. This fee is only for market timers (see page 54).
2. For the fiscal year ended December 31, 1998, the manager and administrator had agreed in advance to reduce their respective fees in order to limit the total expenses of the fund to an annual rate of 0.90% of average net assets. If these fee reductions are insufficient to so limit the fund's expenses, the administrator has agreed to assume as its own expense certain expenses otherwise payable by the fund. These voluntary agreements did not result in any fee reductions for the fund for the fiscal year ended December 31, 1998. After May 1, 2000, the manager and administrator may end this arrangement at any time.

    EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year    3 Years   5 Years    10 Years
                     --------------------------------------------
                         $91       $284      $493      $1,096



PAGE


[INSERT GRAPHIC OF BRIEFCASE]   MANAGEMENT

Templeton Investment Counsel, Inc. (Investment Counsel), 500 East Broward Blvd., Ft. Lauderdale, Florida 33394-3091, is the fund's investment manager. Together, Investment Counsel and its affiliates manage over $216 billion in assets.

The fund's lead portfolio manager is:

GARY P. MOTYL CFA, DIRECTOR AND EXECUTIVE VICE PRESIDENT OF INVESTMENT COUNSEL

Mr. Motyl has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1981.

The following individuals have secondary portfolio management responsibilities:

MARK R. BEVERIDGE CFA, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL

Mr. Beveridge has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1985.

GARY CLEMONS, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL

Mr. Clemons has been a manager of the fund since 1994. He joined the Franklin Templeton Group in 1990.

SIMON RUDOLPH, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL

Mr. Rudolph has been a manager of the fund since 1998. He joined the Franklin Templeton Group in 1997.

GUANG YANG, VICE PRESIDENT OF INVESTMENT COUNSEL

Mr. Yang has been a manager of the fund since 1998. He joined the Franklin Templeton Group in 1995.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.70% of its average daily net assets to the manager. The manager voluntarily agreed to reduce its fees in order to limit total expenses of the fund, however, this voluntary agreement did not result in any management fee reductions for the fund. After May 1, 2000, the manager may end this arrangement at any time upon notice to the fund's Board of Directors.

 [INSERT GRAPHIC OF DOLLAR BILL]  FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by McGladrey & Pullen, LLP.



                                                    YEAR ENDED DECEMBER 31,
                                                  1998     1997    1996    1995   1994
-----------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year                13.62   13.41   11.86   10.94  11.80
                                                ---------------------------------------
  Net investment income                             .19    .73     .30     .27    .20
  Net realized and unrealized gains (losses)        .46    .89    2.32    1.62   (.36)
                                                ---------------------------------------
Total from investment operations                    .65   1.62    2.62    1.89   (.16)
                                                ---------------------------------------
  Distributions from net investment income         (.19)  (.87)   (.29)   (.27)  (.20)
  Distributions from net realized gains           (7.47)  (.54)   (.74)   (.70)  (.50)
                                                ---------------------------------------
  In excess of net realized gains                   --     --     (.04)     --     --
                                                ---------------------------------------
Total distributions                               (7.66) (1.41)  (1.07)   (.97)  (.70)
                                                ---------------------------------------
Net asset value, end of year                       6.61  13.62   13.41   11.86  10.94
                                                =======================================
Total return (%)/1/                                2.98  12.27   22.57   17.59  (1.32)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000               55,779 120,370 268,158 226,963 194,059
Ratios to average net assets: (%)
  Expenses                                          .89    .86     .87     .88    .95
  Net investment income                            2.27   2.15    2.34    2.28   1.69
Portfolio turnover rate (%)                       13.00  16.73   15.61   30.20  17.23

1. Total return is not annualized.


PAGE


FOREIGN EQUITY SERIES


[INSERT GRAPHIC OF BULLSEYE AND ARROWS] GOAL AND STRATEGIES

GOAL The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest primarily in the equity securities of companies located outside the U.S., including emerging markets. The fund normally will invest at least 65% of total assets in at least three different nations.

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The fund may invest a portion of its assets in smaller companies. For this fund, smaller company stocks are generally those with market capitalizations of less than $1 billion. The fund also invests in American, European and Global Depository Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The fund may enter into forward foreign currency contracts and may buy and sell (write) put and call options on foreign currencies. For hedging purposes, the fund may buy and sell financial futures contracts, stock index futures contracts and foreign currency futures contracts and options on these futures contracts.

[BEGIN CALLOUT]
The fund invests primarily in an internationally diversified portfolio of equity securities.
[END CALLOUT]

Depending upon current market conditions, the fund generally may invest up to 35% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures.

The Templeton investment philosophy is "bottom-up", value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in international equity securities.


PAGE


[INSERT GRAPHIC OF CHART WITH LINES GOING UP AND DOWN]   MAIN RISKS

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies.

[BEGIN CALLOUT]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods
[END CALLOUT]

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in Depository Receipts also involve some or all of the following risks.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.


PAGE


COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

SMALLER  COMPANIES  Historically,  smaller  company  securities  have  been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, small companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

ILLIQUID SECURITIES The fund may not invest more than 10% of its total assets in securities which are not publicly traded or which cannot be readily resold because of legal or contractual restrictions, or which are not otherwise readily marketable (including repurchase agreements having more than seven days remaining to maturity).

INTEREST RATE When interest rates rise, debt security prices fall. When interest rates fall, debt security prices go up. Generally, interest rates rise during times of inflation or a growing economy, and fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a securities credit rating may affect its value and, thus, impact the value of fund shares.

DERIVATIVE SECURITIES Forward foreign currency contracts, futures contracts, options on these contracts and options on foreign currencies are considered derivative investments, since their value depends on the value of the underlying asset to be purchased or sold. The fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the fund enters into these transactions, their success will depend on the manager's ability to predict market movements.

[BEGIN CALLOUT]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[END CALLOUT]

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 18 for more information.

More detailed information about the fund, its policies, including temporary investments, and risks can be found in the fund's Statement of Additional Information (SAI).


PAGE


[INSERT GRAPHIC OF BULL AND A BEAR] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 8 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

PRIMARY SHARES ANNUAL TOTAL RETURNS/1/

[INSERT BAR GRAPH]


21.39%    -1.33%    34.03%    0.24%     12.97%    21.58%    11.43%    10.16%
  91        92        93       94         95        96        97        98
                                   YEAR

[BEGIN CALLOUT]
BEST QUARTER:
Q1 '98 15.58%

WORST QUARTER:
Q3 '98 -15.88%
[END CALLOUT]


AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1998

                                                                   SINCE
                                                                 INCEPTION
                                             1 YEAR    5 YEARS  (10/18/90)
--------------------------------------------------------------------------------
Foreign Equity Series - Primary Shares       10.16%    11.07%     12.55%
MSCI - EAFE Index/2/                         20.33%     9.50%      9.57%

1. As of March 31, 1999, the fund's year-to-date return was 1.90%.

2. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI Europe Australia Far East (EAFE) Index tracks the performance of approximately 1000 securities in 20 countries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.




PAGE


[INSERT GRAPHIC OF PERCENTAGE SIGN]  FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Maximum sales charge (load) imposed on purchases       None
     Exchange fee/1/                                       $5.00


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

     Management fees/2/                                    0.70%
     Other expenses                                        0.13%
                                                         --------
     Total annual fund operating expenses/2/               0.83%
                                                         ========

1. This fee is only for market timers (see page 54).

2. For the fiscal year ended December 31, 1998, the manager and administrator had agreed in advance to reduce their respective fees in order to limit the total expenses of the fund to an annual rate of 1.00% of average net assets. If these fee reductions are insufficient to so limit the fund's expenses, the administrator has agreed to assume as its own expense certain expenses otherwise payable by the fund. These voluntary agreements did not result in any fee reductions for the fund for the fiscal year ended December 31, 1998. After May 1, 2000, the manager and administrator may end this arrangement at any time.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR    3 YEARS   5 YEARS    10 YEARS
               -----------------------------------------
                 $85        $265      $460      $1,025



PAGE


[INSERT GRAPHIC OF BRIEFCASE] MANAGEMENT

Templeton Investment Counsel, Inc. (Investment Counsel), 500 East Broward Blvd., Ft. Lauderdale, Florida 33394-3091, is the fund's investment manager. Together, Investment Counsel and its affiliates manage over $216 billion in assets.

The fund's lead portfolio manager is:

GARY P. MOTYL CFA, DIRECTOR AND EXECUTIVE VICE PRESIDENT OF INVESTMENT COUNSEL

Mr. Motyl has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1981.

The following individuals have secondary portfolio management responsibilities:

MARK R. BEVERIDGE CFA, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL

Mr. Beveridge has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1985.

GARY CLEMONS, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL

Mr. Clemons has been a manager of the fund since 1994. He joined the Franklin Templeton Group in 1990.

SIMON RUDOLPH, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL

Mr. Rudoph has been a manager of the fund since 1998. He joined the Franklin Templeton Group in 1997.

GUANG YANG, VICE PRESIDENT OF INVESTMENT COUNSEL

Mr. Yang has been a manager of the fund since 1998. He joined the Franklin Templeton Group in 1995.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 0.70% of its average daily net assets to the manager. The manager voluntarily agreed to reduce its fees in order to limit total expenses of the fund. This voluntary agreement did not result in any management fee reductions for the fund. After May 1, 2000, the manager may end this arrangement at any time upon notice to the fund's Board of Directors.


PAGE


[INSERT GRAPHIC OF A DOLLAR BILL]  FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by McGladrey & Pullen, LLP.


                                                      YEAR ENDED DECEMBER 31,
                                                   1998   1997     1996    1995    1994
------------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year                17.36   16.34   14.04   12.86   13.32
                                                 -----------------------------------------
   Net investment income                            .42     .42     .45     .31     .20
   Net realized and unrealized gains (losses)      1.29    1.43    2.54    1.35    (.16)
                                                 -----------------------------------------
Total from investment operations                   1.71    1.85    2.99    1.66     .04
                                                 -----------------------------------------
   Dividends from net investment income           (.40)   (.43)   (.45)   (.31)    (.19)
   In excess of net investment income               --      --    (.02)     --       --
   Distributions from net realized gains          (.91)   (.40)   (.14)   (.17)    (.31)
                                                  ----------------------------------------
   In excess of net realized gains                 --      --     (.08)     --      --
                                                  ----------------------------------------
Total distributions                              (1.31)   (.83)   (.69)   (.48)   (.50)
                                                 -----------------------------------------
Net asset value, end of year                     17.76   17.36   16.34   14.04   12.86
                                                 =========================================
Total return (%)/1/                               10.16   11.43   21.58   13.00    0.24
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1 million)           4,552   3,706   2,858   1,818   1,093
Ratios to average net assets: (%)
  Expenses                                          .83     .84     .87     .88     .95
  Net investment income                            2.33    2.49    3.20    2.70    2.03
Portfolio turnover rate (%)                       15.40   15.25    7.39   20.87    7.90

1. Total return is not annualized.


PAGE


EMERGING MARKETS SERIES

[INSERT GRAPHIC OF BULLSEYE AND ARROWS] GOAL AND STRATEGIES

GOAL The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of developing market issuers. The fund normally will invest in at least three developing market countries.

For purposes of the fund's investments, developing or emerging market countries include those considered such by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities.

[BEGIN CALLOUT]
The fund invests primarily in developing market companies' equity securities. [END CALLOUT]

In addition, developing or emerging market equity securities means those issued by:

o companies with their principal securities trading market within a developing or emerging market country, as defined above; or

o companies that derive 50% or more of their total revenue from either goods or services produced or sales made in developing or emerging market countries; or

o companies organized under the laws of, or with principa offices in, developing or emerging market countries.

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The fund also invests in American, Global, and European Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

Depending upon current market conditions, the fund generally invests a portion of its total assets in rated and unrated debt securities. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures.

The Templeton investment philosophy is "bottom-up", value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of a company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economies of countries where the fund invests are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal because it may not invest or may invest substantially less in developing market companies' equity securities.


PAGE


[INSERT GRAPHIC OF CHART WITH LINE GOING UP AND DOWN] MAIN RISKS

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or if they trade in markets favoring faster-growing companies.

[BEGIN CALLOUT]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[END CALLOUT]

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in Depositary Receipts also involve some or all of the following risks.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

DEVELOPING OR EMERGING MARKETS. The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets.

Some of the additional significant risks, include:


PAGE


o Political and social uncertainty (for example, regional conflicts and risk of war)

o    Currency exchange rate volatility

o    Pervasiveness of corruption and crime

o    Delays in settling portfolio transactions

o    Risk of loss arising out of systems of share registration and custody

o Involves markets that are comparatively smaller and less liquid than developed markets. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

o Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States

o    Currency and capital controls

ALL OF THESE FACTORS MAKE DEVELOPING MARKET EQUITY SECURITIES' PRICES GENERALLY MORE VOLATILE THAN SECURITIES ISSUED IN DEVELOPED MARKETS.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

ILLIQUID SECURITIES The fund may not invest more than 15% of its total assets in securities which are not publicly traded or which cannot be readily resold because of legal or contractual restrictions, or which are not otherwise readily marketable (including repurchase agreements having more than seven days remaining to maturity).

INTEREST RATE When interest rates rise, debt security prices fall. When interest rates fall, debt securities go up. Generally, interest rates rise during times of inflation or a growing economy, and fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.


PAGE

[BEGIN CALLOUT]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[END CALLOUT]

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 28 for more information.

More detailed information about the fund, its policies, including temporary investments, and risks can be found in the fund's Statement of Additional Information (SAI).


PAGE


[INSERT GRAPHIC OF A BULL AND A BEAR] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 5 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS/1/

[INSERT BAR GRAPH]

-11.39%   -1.23%    18.86%    -11.32%   -18.03%
   94       95        96         97       98
                    YEAR

[BEGIN CALLOUT]
BEST QUARTER:
Q4 '98 23.62%

WORST QUARTER:
Q4 '97 -25.71%
[END CALLOUT]


AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1998

                                                                     SINCE
                                                                   INCEPTION
                                              1 YEAR    5 YEARS    (5/3/93)
-------------------------------------------------------------------------------
Emerging Markets Series                       -18.03%    -5.44%     0.09%
IFC - Investable Composite Index/2/           -22.02%   -10.14%    -0.67%
MSCI - Emerging Markets Free Index/2/         -25.34%    -9.27%    -0.12%

1. As of March 31, 1999, the fund's year-to-date return was 8.49%.

2. Source: Standard & Poor's(R) Micropal. The unmanaged IFC - Investable Composite Index tracks the performance of approximately 2,000 securities in emerging market countries. It includes reinvested dividends. The unmanaged MSCI
- Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.




PAGE


[INSERT GRAPHIC OF PERCENTAGE SIGN] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

   Maximum sales charge (load) imposed on purchases           None
   Exchange fee/1/                                           $5.00

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

   Management fees/2/                                    1.25%
   Other expenses                                        0.26%
                                                        -------
   Total annual fund operating expenses/2/               1.51%
                                                        =======

1. This fee is only for market timers (see page 54).

2. For the fiscal year ended December 31, 1998, the manager and administrator had agreed in advance to reduce their respective fees in order to limit the total expenses of the fund to an annual rate of 1.60% of average net assets. If these fee reductions are insufficient to so limit the fund's expenses, the administrator has agreed to assume as its own expense certain expenses otherwise payable by the fund. These voluntary agreements did not result in any fee reductions for the fund for the fiscal year ended December 31, 1998. After May 1, 2000, the manager and administrator may end this arrangement at any time.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
               ---------------------------------------------
                    $154      $477      $824      $1,802



PAGE


[INSERT GRAPHIC OF BRIEFCASE]  MANAGEMENT

Templeton  Asset  Management  Ltd. - - Hong Kong Branch (Asset  Management  Hong
Kong), Two Exchange Square, Hong Kong, is the fund's investment manager. Together, Asset Management Hong Kong and its affiliates manage over $216 billion in assets.

The fund's lead portfolio manager is:

DR. J. MARK MOBIUS, MANAGING DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD.

Dr. Mobius has been a manager of the fund since inception. He joined the Franklin Templeton Group in 1987.

The following individuals have secondary portfolio management responsibilities:

H. ALLAN LAM, PORTFOLIO MANAGER OF TEMPLETON ASSET MANAGEMENT LTD.

Mr. Lam has been a manager of the fund since inception. He joined the Franklin Templeton Group in 1987.

TOM WU, DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD.

Mr. Wu has been a manager of the fund since inception. He joined the Franklin Templeton Group in 1987.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended December 31, 1998, the fund paid 1.25% of its average daily net assets to the manager. The manager voluntarily agreed to reduce its fees in order to limit total expenses of the fund, however, this voluntary agreement did not result in any management fee reductions for the fund. After May 1, 2000, the manager may end this arrangement at any time upon notice to the fund's Board of Directors.


PAGE


[INSERT GRAPHIC OF A DOLLAR BILL] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by McGladrey & Pullen, LLP.


                                                    YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------
                                                1998    1997      1996   1995    1994
------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year             10.37   12.45    10.75   11.21  13.22
                                              ----------------------------------------
  Net investment income                          .18     .18      .15     .19    .17
  Net realized and unrealized gains (losses)   (2.05)  (1.60)    1.86    (.34) (1.65)
                                              ----------------------------------------
Total from investment operations               (1.87)  (1.42)    2.01    (.15) (1.48)
                                              ----------------------------------------
  Distributions from net investment income      (.19)   (.18)    (.15)   (.17)  (.17)
  Distributions from net realized gains           --    (.48)    (.16)   (.14)  (.36)
                                              ----------------------------------------
Total distributions                            (.19)    (.66)    (.31)   (.31)  (.53)
                                             -----------------------------------------
Net asset value, end of year                   8.31    10.37    12.45   10.75  11.21
                                             ========================================
Total return (%)/1/                          (18.03)  (11.32)   18.86   (1.23)(11.39)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)       1,733,607 1,923,881 1,565,537 798,515 582,878
Ratios to average net assets: (%)
  Expenses                                     1.51     1.57     1.56    1.52   1.60
  Expenses excluding waiver
  and payments by affiliate                    1.51     1.57     1.56    1.52   1.66
  Net investment income                        2.03     1.42     1.56    2.00   1.59
Portfolio turnover rate (%)                   38.11    24.72     7.92   13.47  12.51


1. Total return is not annualized


PAGE


 EMERGING FIXED INCOME MARKETS SERIES

 [INSERT GRAPHIC OF BULLSEYE AND ARROWS]  GOAL AND STRATEGIES

GOAL The fund's investment goal is high total return, consisting of current income and capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 65% of total assets in debt securities of emerging markets issuers, which include companies, governments and government agencies located in emerging market countries and entities organized for the purpose of restructuring securities issued by these issuers. The fund may invest up to 35% of total assets in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. The fund normally will invest at least 65% of total assets in at least three different nations.

For purposes of the fund's investments, developing or emerging market countries include those considered such by the World Bank, the International Finance Corporation, the United Nations, or the countries' authorities.

[BEGIN CALLOUT]
The fund invests primarily in debt securities of emerging market issuers, which include companies, governments and government agencies located in emerging market countries.
[END CALLOUT]

In addition, developing or emerging market equity securities means those issued by:

o companies with their principal securities trading market within a developing or emerging market country, as defined above; or

o companies that derive 50% or more of their total revenue from either goods or services produced or sales made in developing or emerging market countries; or

o companies organized under the laws of, or with principal offices in, developing or emerging market countries.

Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures. Debt securities issued by emerging market companies and governments are generally rated below "investment grade" debt securities, which means they are not in the top four rating categories as determined by independent rating agencies such as Standard & Poor's Corporation (S&P) or Moody's Investors Services, Inc. (Moody's). The fund may buy securities rated in any category and anticipates that a substantial percentage of its assets will be invested in debt securities rated below investment grade or unrated securities determined by the fund's manager to be comparable. As of December 31, 1998, approximately 75.7% of the fund's net assets were invested in lower rated and comparable quality unrated debt securities.

The fund may invest in various types of debt securities, such as Eurobonds, Global Bonds, Yankee Bonds, bonds sold under SEC Rule 144A, and Brady Bonds. The fund generally invests a substantial portion of its assets in Eurobonds and Brady Bonds. Brady Bonds are public-issue bonds that are created through an exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady.

The fund may buy securities on a "when issued" or "delayed delivery" basis. This means that the securities will be paid for and delivered to the fund at a future date.

The fund's manager allocates its assets based upon its assessment of changing market, political and economic conditions. It will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks, in seeking to identify those markets and issuers which are anticipated to provide the opportunity for high current income and capital appreciation.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in emerging market debt securities.


PAGE


[INSERT GRAPHIC OF CHART WITH LINE GOING UP AND DOWN]  MAIN RISKS

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

Securities rated below investment grade, sometimes called "junk bonds" or "high yield debt securities," generally have more risk than higher-rated securities. The principal risks of investing in these securities include:

o SUBSTANTIAL CREDIT RISK. Companies and governments issuing high yield debt securities are not as strong financially as those with higher credit ratings. They are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments.

o DEFAULTED DEBT RISK. If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume. These securities may be worthless and the fund could lose its entire investment.

o VOLATILITY RISK. The prices of high yield debt securities fluctuate more than higher-quality securities. The entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. The price of a company's debt securities is especially sensitive to developments affecting the company's business and to changes in the ratings assigned by ratings organizations. Prices are often closely linked with a company's stock prices and typically rise and fall in response to factors that affect stock prices. High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell securities in response to specific economic events or to meet redemption requests.


PAGE


INTEREST RATE When interest rates rise, fixed-income security prices fall. When interest rates fall, fixed-income security prices rise. Generally, interest rates rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

If a security's credit rating is downgraded or an issuer's financial condition deteriorates, the price of the security will fall and so too will the fund's share price. If interest rates rise, the value of the fund's debt securities will also fall. Because the value of the fund's holdings fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.

BRADY BONDS Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). Brady Bonds have been issued relatively recently, and, accordingly, do not have a long payment history. Because of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. The fund may also invest in restructured external debt that has not undergone a Brady-style debt exchange, or other types of instruments structured or denominated as bonds.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in Depositary Receipts also involve some or all of the following risks.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

DEVELOPING OR EMERGING MARKETS. The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets.

Some of the significant, additional risks include:

o Political and social uncertainty (for example, regional conflicts and risk of war)

o    Currency exchange rate volatility

o    Pervasiveness of corruption and crime

o    Delays in settling portfolio transactions

o    Risk of loss arising out of systems of share registration and custody

o Markets that are comparatively smaller and less liquid than developed markets. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

o Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States

o    Currency and capital controls

ALL OF THESE FACTORS MAKE DEVELOPING MARKET DEBT SECURITIES' PRICES GENERALLY MORE VOLATILE THAN SECURITIES ISSUED IN DEVELOPED MARKETS.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

[BEGIN CALLOUT]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[END CALLOUT]

ILLIQUID SECURITIES The fund may not invest more than 15% of its total assets in securities which are not publicly traded or which cannot be readily resold because of legal or contractural restrictions, or which are not otherwise readily marketable (including repurchase agreements having more than seven days remaining to maturity).

DIVERSIFICATION The fund is non-diversified under federal securities laws. It may invest a greater portion of its assets in the securities of one issuer and, therefore in a smaller number of individual issuers, than diversified funds. Therefore, it may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. The fund intends, however, to meet certain tax diversification requirements.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.


PAGE


The manager will rely upon public filings and other statements made by issuers about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit any company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see page 38 for more information.

PORTFOLIO TURNOVER The manager's attempt to seek high total return may cause the fund's portfolio turnover rate to be high. High turnover will increase the fund's transaction costs and may increase your tax liability.

More detailed information about the fund, its policies, including temporary investments, risks and the ratings of debt securities can be found in the fund's Statement of Additional Information (SAI).


PAGE


[INSERT GRAPHIC OF A BULL AND A BEAR]  PERFORMANCE

This information gives some indication of the risks of investing in the fund by comparing the fund's performance with a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

 ANNUAL TOTAL RETURNS/1/


[INSERT BAR GRAPH]

     -3.87%
       98
     YEAR



[BEGIN CALLOUT]
BEST QUARTER:
Q4 '98 12.69%

WORST QUARTER:
Q3 '98 -14.45%
[END CALLOUT]


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                                                  SINCE
                                                                INCEPTION
                                                  1 YEAR        (6/4/97)
--------------------------------------------------------------------------------
Emerging Fixed Income Markets Series              -3.87%          5.05%
J.P. Morgan Emerging Markets Plus Index/2/       -14.35%         -6.79%

1. As of March 31, 1999, the fund's year-to-date return was 2.56%.

2. Source: Standard & Poor's(R) Micropal. The unmanaged J. P. Morgan Emerging Markets Plus Index tracks the total returns of broker-traded external debt instruments that are issued by governments and corporations in the emerging markets and have at least $500 million outstanding. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.



PAGE


[INSERT GRAPHIC OF PERCENTAGE SIGN]  FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

  Maximum sales charge (load) imposed on purchases            None
  Exchange fee/1/                                            $5.00

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

  Management fees/2/                                  0.70%
  Other expenses                                      3.04%
                                                     ------
  Total annual fund operating expenses/2/             3.74%

1. This fee is only for market timers (see page 54).

2. For the fiscal year ended December 31, 1998, the manager and administrator had agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund. With this reduction, the fund paid no management fees and total annual fund operating expenses were 1.25%. After May 1, 2000, the manager and administrator may end this arrangement at any time.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                         ----------------------------------------
                           $376     $1,143    $1,930     $3,984



PAGE


 [INSERT GRAPHIC OF BRIEFCASE]  MANAGEMENT

Templeton Investment Counsel, Inc. (Investment Counsel), 500 East Broward Blvd., Ft. Lauderdale, Florida 33394-3091, through its Templeton Global Bond Managers division (Global Bond Managers), is the fund's investment manager. Together, Investment Counsel and its affiliates manage over $216 billion in assets. A team from Global Bond Managers is responsible for the day-to-day management of the fund.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended December 31, 1998, management fees, before any advance waiver, were 0.70% of the fund's average daily net assets. Under an agreement by the manager to waive its fees, the fund did not pay any management fees. After May 1, 2000, the manager may end this arrangement at any time upon notice to the fund's Board of Directors.


PAGE


[INSERT GRAPHIC OF A DOLLAR SIGN]   FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past two years. This information has been audited by McGladrey & Pullen, LLP.


-------------------------------------------------------------------------------
                                                        YEAR ENDED
                                                        DECEMBER 31
                                                     1998        1997/1/
-------------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value, beginning of year                    10.47       10.00
                                                     --------------------
Net investment income                                   .84         .44
   Net realized and unrealized gains (losses)         (1.27)        .79
                                                     --------------------
Total from investment operations                       (.43)       1.23
                                                     --------------------
  Distributions from net investment income             (.86)       (.44)
  Distributions from net realized gains                (.56)       (.32)
                                                     -------------------
    Tax return of capital                              (.03)          -
                                                     -------------------
Total distributions                                   (1.45)       (.76)
                                                     -------------------
Net asset value, end of year                           8.59       10.47
                                                     ===================
Total return (%)/2/                                   (3.98)      12.42
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                   1,881       2,249
Ratios to average net assets: (%)
  Expenses                                              1.25       1.25/3/
  Expenses excluding waiver and payments by affiliate   3.74       6.40/3/
  Net investment income                                 8.55       7.26/3/
Portfolio turnover rate (%)                           525.94     172.62

1. For the period June 4, 1997 (commencement of operations) to December 31,
1997.
2. Total return is not annualized.
3. Annualized

[INSERT GRAPHIC OF DOLLAR SIGNS AND STACKS OF COINS] DISTRIBUTIONS AND TAXES; YEAR 2000 PROBLEM

INCOME AND CAPITAL GAINS DISTRIBUTIONS The funds intend to pay a dividend at least annually representing substantially all of their net investment income and any net realized capital gains. The amount of these distributions will vary and there is no guarantee the funds will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the funds' distributions will vary. Please keep in mind that if you invest in the funds shortly before the record date of a distribution, any distribution will lower the value of the funds' shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the funds' distributions, please call Institutional Services at 1-800/321-8563.

[BEGIN CALLOUT]
 BACKUP WITHHOLDING
By law, a fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so.
[END CALLOUT]

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains a fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Any foreign taxes paid by a fund that invests more than 50% of its assets in foreign securities may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a fund.

YEAR 2000 PROBLEM The funds' business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the funds' operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the funds' portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The funds could experience difficulties in effecting transactions if any of their foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The funds' managers and their affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the funds' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the funds and their managers may have no control.


PAGE


YOUR ACCOUNT

[INSERT GRAPHIC OF PENCIL MARKING AND "X"] QUALIFIED INVESTORS

[BEGIN CALLOUT]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[END CALLOUT]

The following investors may qualify to buy shares of the funds.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 1,000 employees (10,000 for the Foreign Equity Series), or (ii) with retirement plan assets of $10 million or more ($100 million or more for the Foreign Equity Series). Minimum investments: No initial or additional minimums. Minimum investments for plans with less than 1,000 employees or $10 million in plan assets (excluding Foreign Equity Series): $1 million initial investment or an investment of $1 million over the subsequent 13-month period in the funds or any of the Franklin Templeton Funds and no additional minimum.

o Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: $1 million initial investment or an investment of $1 million over the subsequent 13-month period in the funds or any of the Franklin Templeton Funds and no additional minimum.

o Defined benefit plans, governments, municipalities, and tax-exempt entities that meet the requirement for qualification under section 501 of the Internal Revenue Code Minimum investments: $1 million initial investment.

o Service agents and broker-dealers who have entered into an agreement with Franklin Templeton Distributors, Inc. (Distributors) may purchase shares of the funds for clients of associated registered investment advisors participating in fee-based programs until May 31, 1997. After this date, additional purchases of a fund may be made only for clients who already own or hold shares of that fund.

o An investor who executes a Letter of Intent (Letter) which expresses the investor's intention to invest at least $5 million within a 13-month period in the Franklin Templeton Funds, including at least $1 million in the funds. See the Institutional Application. Minimum investments: $1 million. If the investor does not invest at least $5 million in shares of the funds or other Franklin Templeton Funds within the 13-month period, the shares actually purchased will be involuntarily redeemed and the proceeds sent to the investor at the address of record. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of purchases for purposes of determining whether the terms of the Letter have been completed.

o Any investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group. Minimum investments:
     $5 million initial investment. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in the Franklin Templeton Funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is invested or to be invested in the funds. There are certain other requirements and the group must have a purpose other than buying fund shares.

o    Other investors. Minimum investments: $5 million initial.

Shares of the funds may be purchased at net asset value without a sales charge through any broker that has a dealer agreement with Distributors, the principal underwriter of the shares of the funds, or directly from Distributors, upon receipt by Distributors of an Institutional Account Application Form and payment. Distributors may establish minimum requirements with respect to amount of purchase.

Certain Franklin Templeton Funds offer multiple share classes not offered by the funds. Please note that for selling or exchanging your shares, or for other purposes, the funds' shares are considered Advisor Class shares.


PAGE


[INSERT GRAPHIC OF A PAPER WITH LINES AND SOMEONE WRITING]  BUYING SHARES

For defined contribution plans that meet the requirements for qualification under section 401 of the Internal Revenue Code and that are sponsored by an employer with at least 1,000 employees or with retirement plan assets of $10 million or more, you may continue to add to your Foreign Equity Series account or buy additional shares through the reinvestment of dividend or capital gains distributions if you were a shareholder of record of Foreign Equity Series as of May 1, 1999.

ACCOUNT APPLICATION If you are opening a new account, please complete and sign an Institutional Account Application Form.


BUYING SHARES
-----------------------------------------------------------------------------------------------------------------
                                         OPENING AN ACCOUNT                      ADDING TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------
[ISNERT GRAPHIC OF
HANDS SHAKING]

 THROUGH YOUR                          Contact your investment representative   Contact your investment
INVESTMENT                                                                      representative
REPRESENTATIVE
-----------------------------------------------------------------------------------------------------------------
[INSERT GRAPHIC OF ENVELOPE

BY MAIL                                 Make your check, Federal                Make your check, Federal Reserve
                                        Reserve draft or negotiable bank        negotiable bank draft payable to
                                        draft payable to the fund.              the fund. Include your account
                                                                                number.

                                        Mail the check, Federal Reserve         Fill out the deposit slip from
                                        draft or negotiable bank draft and      your account statement. If you
                                        your signed Institutional Account       do not have a slip, include a
                                        Application Form to Institutional       note with your name, the fund
                                        Services.                               name, and your account number.

                                                                                Mail the check, Federal
                                                                                Reserve draft or negotiable
                                                                                bank draft and deposit slip
                                                                                or note to Institutional
                                                                                Services.
-------------------------------------------------------------------------------------------------------------------
[INSERT GRAPHIC OF PHONE]
BY PHONE                                Call to receive a wire control          Call to receive a wire control
                                        number and wire instructions.           number and wire instructions.

1-800/321-8563 or                       On the next business day, wire          To make a same day wire
1-650/312-3600                          the funds to Bank of America,           please call us by 1:00 p.m.
                                        ABA Routing No. 121000358,              pacific time and make sure
                                        for credit to account no. 1493304779,   your wire arrives by 3:00 p.m.
                                        and mail your signed Institutional
                                        Account Application Form to
                                        Institutional Services. Please include
                                        the wire control number or your new
                                        account number on the application.

                                        To make a same day wire investment,
                                        please call us by 1:00 p.m. pacific time
                                        and make sure your wire arrives by 3:00
                                        p.m.
---------------------------------------------------------------------------------------------------------------------
[INSERT GRAPHIC OF TWO ARROWS
POINTING IN OPPOSITE DIRECTIONS]

BY EXCHANGE                             Call Institutional Services at the      Call Institutional Services at the
                                        number  below, or send signed           number below, or send signed written
                                        written instructions.                   instructions. (Please see page
                                        (Please see page 49 for information     49 for information on exchanges.)
                                        on exchanges.)
---------------------------------------------------------------------------------------------------------------------



                    FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
                   777 MARINERS ISLAND BLVD., P.O. BOX 7777,
                            SAN MATEO, CA 94403-7777
                         CALL TOLL-FREE: 1-800/321-8563
          (MONDAY THROUGH FRIDAY 6:00 A.M. TO 5:00 P.M., PACIFIC TIME)

Orders mailed to Franklin Templeton Distributors, Inc. (Distributors) by dealers or individual investors do not require advance notice. Checks or negotiable bank drafts must be in U.S. currency drawn on a commercial bank in the U.S. and, if over $100,000, may not be deemed to have been received until the proceeds have been collected, unless the check is certified or issued by such bank. Any subscription may be rejected by Distributors or by Templeton Institutional Funds, Inc. (Company).

Shares of the funds may be purchased with "in-kind" securities, if approved in advance by the Company. Securities used to purchase fund shares must be appropriate investments for that fund, consistent with its investment objective, policies and limitations, as determined by the Company, and must have readily available market quotations. The securities will be valued in accordance with the Company's policy for calculating net asset value, determined as of the close of the day on which the securities are received by the Company in salable form. A prospective shareholder will receive shares of the applicable fund next computed after such receipt. To obtain the approval of the Company, call Institutional Services. Investors who are affiliated persons of the Company (as defined in the Investment Company Act of 1940) may not purchase shares in this manner in the absence of SEC approval.


PAGE


[INSERT GRAPHIC OF PERSON WITH A HEADSET] INVESTOR SERVICES

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You may initiate many transactions and make certain other changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Institutional Services.

For accounts with more than one registered owner, telephone privileges also allow a fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class and between funds in Templeton Institutional Funds, Inc. You also may exchange your shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[BEGIN CALLOUT]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[END CALLOUT]

If you do not qualify to buy Advisor Class shares of a Franklin Templeton Fund, you also may exchange your shares for Class A shares of the fund (without any sales charge).*

* If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class or Class Z, you may exchange your Class A shares for Advisor Class or Class Z shares if you otherwise qualify to buy the fund's Advisor Class or Class Z shares.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page
54).


PAGE


[INSERT GRAPHIC OF A CERTIFICATE]  SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. If you have completed and returned the Institutional Telephone Privileges Agreement, amounts over $100,000 may also be redeemed. Sometimes, however, to protect you and the funds we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

o    you are selling more than $100,000 worth of shares
o    you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the funds against potential claims based on the instructions received.

[BEGIN CALLOUT]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[END CALLOUT]

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.


PAGE


--------------------------------------------------------------------------------
SELLING SHARES
--------------------------------------------------------------------------------
                                    To sell some or all of your shares
--------------------------------------------------------------------------------
[INSERT GRAPHIC OF
HANDS SHAKING]
THROUGH YOUR                       Contact your investment representative
INVESTMENT
 REPRESENTATIVE
--------------------------------------------------------------------------------
[INSERT GRAPHIC OF                 Send written instructions and endorsed
ENVELOPE]                          share certificates (if you hold share
                                   certificates) to Institutional Services.
BY MAIL                            Corporate, partnership or trust accounts may
                                   need to send additional documents.

                                   Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                   A check will be mailed to the   name(s) and
                                   address on the account, or otherwise
                                   according to your written instructions.
--------------------------------------------------------------------------------
[INSERT GRAPHIC OF                 As long as your transaction is for $100,000
PHONE]                             or less, you do not hold share certificates
                                   and you have not changed your address by
BY PHONE                           phone within the last 15 days, you can sell
                                   your shares by phone.

1-800/321-8563                     A check will be mailed to the name(s) and
(Only available if you have        address on the account. Written instructions,
completed and sent the             with a signature guarantee, are required to
Institutional Telephone            send the check to another address or to make
Privileges Agreement)              it payable to another person.

--------------------------------------------------------------------------------
 [INSERT GRAPHIC OF THREE          You can call or write to have redemption
LIGHNING BOLTS]                    proceeds of $1,000 or more wired to a bank
                                   or escrow account. See the policies above
BY WIRE                            for selling shares by mail or phone.

                                   Before requesting a bank wire, please make sure we have your wiring instructions (bank information) on file. If we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

                                   Requests received in proper form by 1:00 p.m.
                                   pacific time will be wired the next business
                                   day.
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF TWO ARROWS      Obtain a current prospectus for the fund
POINTING IN OPPOSITE               you are considering.
DIRECTIONS]
                                   Call Institutional Services at the number
BY EXCHANGE                        below, or send signed written instructions.
                                   See the policies above for selling shares by mail or phone.

                                   If you hold share certificates, you will
                                   need to return them to the fund before your
                                   exchange can be processed.
-------------------------------------------------------------------------------

                    FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
                   777 MARINERS ISLAND BLVD., P.O. BOX 7777,
                            SAN MATEO, CA 94403-7777
                         CALL TOLL-FREE: 1-800/321-8563
          (MONDAY THROUGH FRIDAY 6:00 A.M. TO 5:00 P.M., PACIFIC TIME)


PAGE


[INSERT GRAPHIC OF PAPER AND PEN]  ACCOUNT POLICIES

CALCULATING SHARE PRICE Each fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). Each fund's NAV is calculated by dividing its net assets by the number of its shares outstanding.

Each fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a fund holds securities listed primarily on a foreign exchange that trades on days when the funds are not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,000 because you sell some of your shares, we may mail you a notice asking you to bring the account back up to $1,000. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You also will receive the funds' financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive confirmations, account statements and other information about your account directly from a fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The funds may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5 by Franklin/Templeton Investor Services, Inc., the funds' transfer agent. You will be considered a market timer if you have (i) requested an exchange out of a fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of a fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of a fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the funds maintain additional policies and reserves certain rights, including:

o The funds may refuse any order to buy shares, including any purchase under the exchange privilege.

o At any time, the funds may change its investment minimums or waive or lower its minimums for certain purchases.

o The funds may modify or discontinue the exchange privilege on 60 days' notice.

o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the funds reserve the right to make payments in securities or other assets of the funds, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the funds promptly.

DEALER COMPENSATION Qualifying dealers who sell shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

[INSERT GRAPHIC OF QUESTION MARK] QUESTIONS

If you have any questions about the funds or your account, you can write to us at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                                       HOURS (PACIFIC TIME,
            DEPARTMENT NAME         TELEPHONE NUMBER   MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------------
Institutional Services              1-800/321-8563     6:00 a.m. to 5:00 p.m.
Shareholder Services                1-800/632-2301     5:30 a.m. to 5:00 p.m.
                                                       6:30 a.m. to 2:30 p.m.
                                                       (Saturday)
Fund Information                    1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                                    (1-800/342-5236)   6:30 a.m. to 2:30 p.m.
                                                       (Saturday)
Retirement Plan Services            1-800/527-2020     5:30 a.m. to 5:00 p.m.
Dealer Services                     1-800/524-4040     5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)              1-800/851-0637     5:30 a.m. to 5:00 p.m.


PAGE


This page left intentionally blank.


PAGE





FRANKLIN TEMPLETON FUNDS

LITERATURE REQUEST Call 1-800/DIAL BEN(R) (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, sales charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH

Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH
AND INCOME

Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME

Franklin Global Government Income Fund
Franklin Templeton Global Currency Fund
Franklin Templeton Hard Currency Fund

GROWTH

Franklin Biotechnology Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet
Investment Fund/1/
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund/1/
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES

Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government Securities Fund
Franklin Federal Money Fund/2/
Franklin Money Fund2

TAX-FREE INCOME

Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund/2/

STATE-SPECIFIC TAX-FREE INCOME

Alabama
Arizona/3/
California/3/
Colorado
Connecticut
Florida/3/
Georgia
Kentucky
Louisiana
Maryland
Massachusetts/4/
Michigan/4/
Minnesota/4/
Missouri
New Jersey
New York/3/
North Carolina
Ohio/4/
Oregon
Pennsylvania
Tennessee/5/
Texas
Virginia

VARIABLE ANNUITIES/6/
Franklin Valuemark(R)
Franklin Templeton Valuemark Income Plus (an immediate annuity)

1. These funds are now closed to new accounts, with the exception of retirement plan accounts.

2. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

3. Two or more fund options available: long-term portfolio; portfolio of insured securities; high yield portfolio (CA); intermediate-term and money market portfolios (CA and NY).

4. Portfolio of insured municipal securities.

5. The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

6. Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.04/99


PAGE



FOR MORE INFORMATION

You can learn more about each fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
INSTITUTIONAL SERVICES 1-800/321-8563
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com

You can also obtain information about each fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.

Investment Company Act file #811-6135                            ZTIFI P 05/99